BATTERY PARK(SM) HIGH YIELD FUND
(BATTERY PARK(SM) FUNDS, INC.)
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Supplement to Prospectus dated October 10, 1996

From October 10, 1996 through December 31, 1996, Class A shares of the Fund will be sold at net asset value, without a front-end sales charge (the ''Special Offer''). Class A shares purchased pursuant to this Special Offer that are redeemed within one year of purchase, however, will be subject to a contingent deferred sales charge, which will be paid to the Distributor, of 1.0% of the amount invested or the proceeds of redemption, whichever is less. Securities dealers who sell Class A shares pursuant to this Special Offer will be paid a fee of 1.5% of the offering price of such shares by Nomura Corporate Research and Asset Management Inc., the Fund's Investment Adviser.

The Fund reserves the right to terminate the Special Offer prior to December 31, 1996 if assets of the Fund aggregate $20 million or more.

The following Summary of Fund Expenses relates to Class A shares purchased during the Special Offer described on the preceding page:


                           SUMMARY OF FUND EXPENSES

                                                               CLASS A (1)
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SHAREHOLDER TRANSACTION EXPENSES
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Maximum Sales Load Imposed on Purchases (as a percentage of
 offering price)                                                  None(2)
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Maximum Sales Load Imposed on Reinvested Dividends (as a
 percentage of offering price)                                    None
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Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,
 as applicable)                                                   1.00%(3)
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Redemption Fees (as a percentage of amount redeemed, if
 applicable)                                                      None
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Exchange Fee                                                      None
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ANNUAL FUND OPERATING EXPENSES (4)
(AS A PERCENTAGE OF PROJECTED AVERAGE NET ASSETS)
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Management Fees (after waiver)(5)                                 0.37%
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Rule 12b-1 Fees                                                   0.25%
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Total Other Expenses                                              0.63%
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Total Annual Fund Operating Expenses (6)                          1.25%
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(1)  Class A shares of the Fund held in accounts of financial planners or individuals will convert to Class Y shares when the aggregate value of the Class A shares in such account reaches $1 million or more. See ''Purchase of Shares-Class A Shares-Conversion of Class A Shares to Class Y Shares.''

(2) During the Special Offer, Class A shares will be sold at the net asset value, without a front-end sales charge.

(3) Class A shares purchased pursuant to this Special Offer that are redeemed within one year of purchase, will be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge, which will be paid to the Distributor, will be 1.00% of the amount invested or the proceeds of redemption, whichever is less.

(4) Annual Fund Operating Expenses are estimated based on average expenses expected to be incurred during the fiscal year ending September 30, 1997. During the course of this period, expenses may be more or less than the average amount shown.

(5) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.65%.

(6) Total Annual Fund Operating Expenses for the Class A Shares are estimated to be 1.53% absent the voluntary waiver of management fees.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear either directly or indirectly. For more complete descriptions of the various costs and expenses, see ''Purchase of Shares.''

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales charge, if applicable.

         CLASS A
----------------
1 Year     $23
----------------
1 Year+    $13
----------------
3 Years    $40
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+Reflects expenses on the same investment, assuming no redemption.


The above example should not be considered a representation of past or future performance. Actual expenses may be greater or less than those shown. This example is based on estimated data for the Fund's fiscal year ending September 30, 1997.









Distributor
Nomura Securities
International, Inc.
2 World Financial Center
Building B, 25th Fl.
New York, NY 10281-1198

G01888-01 (10/96)